FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): December 3, 1996


                              EAGLE FINANCIAL CORP.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                     0-15311                 06-1194047
       ---------------               ------------             ---------------
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
    of incorporation)                                     identification Number)


222 Main Street, P.O. Box 1157, Bristol,  Connecticut               06010
-----------------------------------------------------------      ------------
   (Address of Principal Executive Offices)                       (Zip Code)


       Registrant's telephone number, including area code: (860) 314-6400



                                 Not Applicable
                          ----------------------------
         (Former name or fortner address, if changed since last report)

ITEM 5. OTHER EVENTS




     On December 3, 1996, Eagle Financial Corp. announced that the Company's annual meeting for the fiscal year ended September 30, 1996 will be held at 11:00 a.m. on January 28, 1997 at the Radisson Inn in Bristol, Connecticut.

     The December 3, 1996 press release is attached as Exhibit 99.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

         99. Press Release dated December 3, 1996

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                EAGLE FINANCIAL CORP.


                                By: /s/ Mark J. Blum
                                   ---------------------------------
                                    Mark J. Blum
                                    Vice President,
                                    Chief Financial Officer and Secretary



Date: December 19, 1996

                                  EXHIBIT INDEX


                                                                  Page Number in
                                                                    Sequential
Exhibit Number                        Exhibit                      Number System
--------------                        -------                    ---------------
     99                       Press Release dated
                              Decernber 3, 1996

                          [logo] EAGLE FINANCIAL CORP.





                               Contact:      Robert J. Britton
                                             President & Chief Executive Officer
                                             860 314-6411

                                             Mark J. Blum
                                             Chief Financial Ofricer
                                             860 314-6410



                   EAGLE FINANCIAL ANNOUNCES ANNUAL MEETING
                   ------------------------------------------


Bristol, CT/ December 3,1996 - Eagle Financial Corp. (NASDAQ:EGFC), the holding company for Eagle Federal Savings Bank, announced today that the Company's annual meeting for its fiscal year ended September 30,1996 will be held at the Radisson Inn in Bristol, Connecticut on Tuesday, January 28, 1997 at 11:00 a.m.